Putnam
Global
Income
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore your full confidence in the Putnam organization.

We are pleased to report that Putnam Global Income Trust not only delivered strong performance during the fiscal year ended October 31, 2003, but at net asset value also outperformed both its primary benchmark and Lipper peer group average. The details are shown on the facing page. In their report, your fund's managers cite the portfolio's flexible investment objective and sector weightings, as well as its diversified portfolio and successful strategic positioning, as positive factors during the period. They also offer their views on prospects for 2004.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003


Report from Fund Management

Fund highlights

 * During the fiscal year ended October 31, 2003, Putnam Global Income Trust's class A shares had total returns of 15.18% at net asset value
   (NAV) and 9.69% at public offering price (POP).

 * Due to its flexible investment objective and favorable sector weightings, the fund's results at NAV outperformed its primary benchmark, the Lehman Global Aggregate Bond Index, which returned 12.20% during the period.

 * Based on results at NAV, the fund also outperformed the average return of 13.99% for the Lipper Global Income Funds category.

 * The fund's allocation to higher-yielding investments resulted in a dividend increase in February 2003 to $0.039 for class A shares, but a sharp decline in interest rates during the summer led to a dividend reduction in September 2003 to $0.032 for class A shares. Please see page 5 for details.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Global bond markets have performed well during the past 12 months, benefiting from generally declining interest rates and low inflation. The period was marked by a strong first half, followed by increased volatility in the second half, when U.S. Treasury bonds experienced a sharp sell-off that began in mid June and lasted through the end of August. In this environment, your fund benefited from its positioning in a broad array of sectors and regions, with significant investments in the United States and Europe. The changes made to the fund's investment policy in 2002 -- which allowed it to invest in a wider range of high-quality global bond sectors -- continued to be beneficial. Currency strategy, sector selection, and geographic positioning all helped the fund, at net asset value, to outperform both its benchmark index and its Lipper category average during the fiscal year.

FUND PROFILE

Putnam Global Income Trust seeks high current income, consistent with preservation of capital and long-term total return, by investing primarily in investment-grade bonds issued by U.S. and foreign corporations, governments, and government agencies. The fund may invest up to 20% of its assets in bonds rated below investment grade. The fund may be suitable for fixed-income investors seeking broad diversification.


Market overview

The beginning of this fund's fiscal year in November 2002 occurred shortly after a seminal change in the global credit markets. Hints of an economic recovery, the passing of the September 11 anniversary, and an improvement in the stock market all contributed to an improvement in the direction of credit spreads, i.e., the difference in yields between bonds at various levels of credit quality. As a result, investment-grade corporate bonds, high-yield corporate bonds, and emerging-market securities all significantly outperformed U.S. Treasuries over the course of the reporting period.

Overseas, European government and corporate bonds outperformed U.S. bonds, as slower economic growth, higher yields, and lower inflation drew fixed-income investors to these markets from the United States, where the surging stock market dampened bond performance in the summer and fall of 2003. In Japan, the economy finally appears to be emerging from a decade of economic stagnation. Over the past 12 months, the Nikkei stock index has risen sharply and interest rates on 10-year government bonds have nearly tripled. Since rising rates depress the prices of older, lower-yielding bonds, Japanese government bonds performed poorly during the fund's fiscal year.

The U.S.dollar generally declined during the fiscal year in relation to other major currencies -- most notably the euro and the Australian dollar. The United States has been running a large trade deficit, and this deficit has been financed by foreign investment in American stocks and bonds. As the deficit has grown and U.S. interest rates have declined, there has been selling pressure in dollar-denominated assets, which has caused downward pressure on the currency.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)               12.20%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.90%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             2.90%
-------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(international government bonds)                                       17.75%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     20.80%
-------------------------------------------------------------------------------
Citigroup Non-U.S. World Growth PMI Index (international
growth stocks)                                                         24.43%
-------------------------------------------------------------------------------
Citigroup Non-U.S. World Value PMI Index (international
value stocks)                                                          31.74%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/03.
-------------------------------------------------------------------------------

Strategy overview

The fund's solid relative performance illustrates a positive theme during the past year: all of the significant strategic initiatives by the fund's management team were favorable for relative performance (i.e., in comparison to the fund's benchmark index and Lipper category). Reflecting these initiatives, the fund was overweighted in European bonds; it had a higher allocation to European high-yield corporate bonds; it was underweighted with regard to the dollar; and it was underweighted in Japanese bonds.

In Europe, lower budget deficits -- aided by restrictions set by the European Union -- and slower growth (as well as reduced expectations of growth) in comparison to the United States helped European bonds outperform bonds issued in U.S. markets. Despite the overall slower growth, however, a pickup in economic activity helped support corporate high-yield bond prices in Europe, and your fund's small allocation to these securities contributed to its outperformance. Although the dollar gained in relative value near the end of the period, it generally declined, versus the euro, for most of the year. We believe this trend will continue. Finally, in Japan, the fund's minimal exposure proved beneficial because of the strengthening Japanese economy, the rising stock market, and the concurrent decline in Japanese bond market performance.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                       as of 4/30/03         as of 10/31/03

United States              45.1%                 49.8%

United Kingdom              8.6%                 10.4%

Canada                      6.4%                  9.7%

Germany                    14.2%                  6.5%

Ireland                     6.5%                  6.1%

Footnote reads:
This chart shows how the fund's top country weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund sector allocations affected performance

Nearly every sector contributed to the return of the portfolio, while there were no glaring examples of investments that detracted from performance. The fund's solid, above-average returns reflected its strategy of seeking performance from a diversified array of high-quality global fixed-income sectors and markets.

The fund's foreign government bond holdings included significant weightings in Germany, Canada, Ireland, and the United Kingdom. These securities performed well because of slower economic growth in these countries, higher yields, which attracted investors, and greater fiscal stability than in the United States. In addition, the fund's small allocation to European high-yield corporate bonds, which performed well as some countries began to show signs of economic growth, contributed to performance and helped boost the fund's income.

The fund's mortgage-backed securities (MBSs), asset-backed securities
(ABSs), commercial mortgage-backed securities (CMBSs), and other structured sectors ("structured" refers to bonds that are backed by a stream of interest payments) all performed well because of the security selection and diversity of the fund's holdings. The markets for these sectors are highly complicated and security selection is critical. For example, some MBSs may be adversely affected by prepayments, which have risen significantly as homeowners have refinanced. The fund's management team has sought to find ways to reduce prepayment risk through well-thought-out hedging strategies and other techniques.

Investment-grade corporate bonds made a significant contribution to performance during the period, benefiting from stronger economic growth in the United States and improving, though not as strong, conditions in Europe. The fund's allocation to this sector was increased early in the period and then reduced in March and April.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS AS OF 10/31/03]

SECTOR WEIGHTINGS AS OF 10/31/03

Government
bonds                                    34.1%

Investment-grade
bonds                                    23.7%

Mortgage-backed
securities                               18.7%

Asset-backed
securities                                9.8%

High-yield
bonds                                     6.7%

Emerging-market
bonds                                     0.2%

Cash and
other securities                          6.8%

Footnote reads:
Weightings are shown as a percentage of market value. Holdings will vary over time.


Both corporate investment-grade and high-yield bonds have benefited from significant improvements in credit quality and, in the case of high-yield bonds, lower default rates. Although still high by historical standards, corporate defaults have declined steadily since hitting a peak in January 2002. In addition, companies have been reducing debt and improving their balance sheets, which has helped boost credit quality for investment-grade and high-yield debt issuers.

The fund's currency strategy, which emphasized the euro, the Australian dollar, and the Canadian dollar, also made a significant contribution to performance as these currencies gained in relation to the U.S. dollar. High projected budget deficits, combined with a surging trade deficit and continued threats of terrorist attacks, have made foreign investors skeptical about investing in the United States. In addition, commodity-exporting countries such as Australia (copper, wool) and Canada (oil, various minerals) have benefited from a global rise in commodity prices, which has helped boost the currencies of these nations.

Please note that all sectors and holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

As a result of the change in the fund's benchmark in the spring of 2002, the fund has increased its investments in higher-yielding global fixed-income securities. These investments enabled the fund to increase its dividend by 8.33% in February 2003 for class A shares, from $0.036 per share to $0.039 per share. The dividend for other share classes increased as well.

The fund's dividend was reduced in September 2003, however, because of significant declines in interest rates over the summer. The reduction lowered the distribution rate for class A shares from $0.039 per share to $0.032 per share.

The fund's management team

This fund is managed by the Putnam Core Fixed-Income team. The members of the Core Fixed-Income Team are Kevin Cronin (Portfolio Leader), D. William Kohli (Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, Steve Horner, Michael Salm, John Van Tassel, and David Waldman.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued interest-rate volatility in the coming months, as the direction for the major global economies becomes clearer to investors. In the United States, we may see a continuation of the current cyclical recovery from recession, which has been stimulated by tax cuts, low interest rates, and increased capital spending by corporations. In addition, signs of growth in Asia may help the U.S. economy, since trade between Asia and America has increased significantly. These trends, if they continue, could lead to faster growth and potentially higher inflation. Higher inflation, in turn, could lead to higher interest rates, which would hurt your fund's performance. Tempering this scenario are certain structural "headwinds" that could dampen growth. These inhibitors may include lower-than-expected corporate profits, a decline in consumer spending, a lack of new job creation, and a dearth of much-needed corporate capital spending.

Overseas, we are seeing stronger growth in Japan, China, and other Asian economies, which could be negative for bonds. We believe European economies will likely continue to show moderate, though unspectacular growth, which could be positive for bonds in these markets.

In the coming months, the conflict between stimulating and inhibiting forces on the economy may produce higher volatility in the bond market. However, we believe that, because of its diversity, different sectors and holdings in the portfolio have the potential to benefit from either faster or slower growth.

We would like to caution shareholders that the strong returns of the past year are well above the historical average for a fund of this type, and that this strong performance is not likely to be repeated. That being said, we believe that for those seeking income, investing in a globally diversified fund such as this one remains a sensible approach.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/03
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (6/1/87)              (2/1/94)             (7/26/99)             (3/17/95)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
1 year                    15.18%      9.69%     14.27%      9.27%     14.30%     13.30%     14.86%     11.14%
--------------------------------------------------------------------------------------------------------------
5 years                   27.55      21.48      22.86      20.89      22.83      22.83      25.93      21.83
Annual average             4.99       3.97       4.20       3.87       4.20       4.20       4.72       4.03
--------------------------------------------------------------------------------------------------------------
10 years                  50.85      43.69      40.00      40.00      39.97      39.97      47.01      42.27
Annual average             4.20       3.69       3.42       3.42       3.42       3.42       3.93       3.59
--------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.67       7.35       6.82       6.82       6.86       6.86       7.35       7.13
--------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of Putnam Global Income Trust.


------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/03
------------------------------------------------------------------------
                                                  Lipper Global
                               Lehman Global       Income Funds
                                Aggregate           category
                                Bond Index          average*
------------------------------------------------------------------------
1 year                           12.20%              13.99%
------------------------------------------------------------------------
5 years                          25.70               30.86
Annual average                    4.68                5.45
------------------------------------------------------------------------
10 years                         84.99               80.73
Annual average                    6.34                6.02
------------------------------------------------------------------------
Annual average
(life of fund)                      --+               7.45
------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-, 5-, and 10-year periods ended 10/31/03, there were 91, 61, and 27 funds, respectively, in this Lipper category.

 + The benchmark was not in existence at the time of the fund's inception. The Lehman Global Aggregate Bond Index commenced 12/31/89.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 10/31/93 to 10/31/03

                    Fund's class A         Lehman Global
Date                 shares at POP      Aggregate Bond Index

10/31/93                 9,525                10,000
10/31/94                 8,960                10,081
10/31/95                 9,801                11,688
10/31/96                11,022                12,479
10/31/97                11,395                13,109
10/31/98                11,265                14,717
10/31/99                11,170                14,290
10/31/00                10,697                13,887
10/31/01                11,513                15,254
10/31/02                12,475                16,488
10/31/03               $14,369               $18,499

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $14,000 and $13,997, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $14,701 ($14,227 at public offering price). See first page of performance section for performance calculation method.

------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/03
------------------------------------------------------------------------------------------------------------
                                          Class A          Class B          Class C          Class M
------------------------------------------------------------------------------------------------------------
Distributions (number)                         12               12               12               12
------------------------------------------------------------------------------------------------------------
Income                                      $0.445           $0.353           $0.358           $0.412
------------------------------------------------------------------------------------------------------------
Capital gains                                  --               --               --               --
------------------------------------------------------------------------------------------------------------
Total                                       $0.445           $0.353           $0.358           $0.412
------------------------------------------------------------------------------------------------------------
Share value:                            NAV        POP         NAV              NAV        NAV        POP
------------------------------------------------------------------------------------------------------------
10/31/02                              $11.39     $11.96      $11.36           $11.37     $11.33     $11.71
------------------------------------------------------------------------------------------------------------
10/31/03                               12.65      13.28       12.61            12.62      12.58      13.00
------------------------------------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------------------------------------
Current dividend rate 1                3.04%      2.89%       2.28%            2.28%      2.77%      2.68%
------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 2             2.75       2.62        2.00             2.00       2.50       2.42
------------------------------------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (6/1/87)              (2/1/94)             (7/26/99)             (3/17/95)
------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
------------------------------------------------------------------------------------------------------------
1 year                    15.02%      9.57%     14.21%      9.21%     14.24%     13.24%     14.81%     11.10%
------------------------------------------------------------------------------------------------------------
5 years                   32.05      25.79      27.20      25.20      27.33      27.33      30.39      26.13
Annual average             5.72       4.70       4.93       4.60       4.95       4.95       5.45       4.75
------------------------------------------------------------------------------------------------------------
10 years                  51.78      44.57      40.86      40.86      40.94      40.94      47.85      43.08
Annual average             4.26       3.75       3.49       3.49       3.49       3.49       3.99       3.65
------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.71       7.40       6.87       6.87       6.91       6.91       7.40       7.18
------------------------------------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Citigroup (formerly Salomon Smith Barney) Non-U.S. World Government Bond Index is an unmanaged index of government bonds from 10 countries.

Citigroup (formerly Salomon Smith Barney) Non-U.S. World Growth PMI Index is an unmanaged index of those stocks in the Citigroup Non-U.S. World Index chosen for their growth orientation.

Citigroup (formerly Salomon Smith Barney) Non-U.S. World Value PMI Index is an unmanaged index of those stocks in the Citigroup Non-U.S. World Index chosen for their value orientation.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of government and corporate bonds from around the world.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees and Shareholders of
Putnam Global Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the "fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2003


The fund's portfolio
October 31, 2003

Foreign government bonds and notes (36.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
EUR  3,000,000 Austria (Republic of) notes
               Ser. EMTN, 3.8s, 2013                                 $3,329,641
CHF  2,900,000 Austria (Republic of) notes
               Ser. EMTN, 3 3/8s, 2012                                2,284,157
CAD  6,380,000 Canada (Government of) bonds 6s,
               2011                                                   5,252,523

CAD 10,360,000 Canada Housing Trust govt. guaranty
               5.1s, 2007 (Canada)                                    8,178,889
DKK  9,640,000 Denmark (Kingdom of) bonds 6s, 2009                    1,672,483
USD  1,000,000 Export Development Canada government
               bonds 4s, 2007 (Canada)                                1,032,000
EUR  5,145,000 France (Government of) bonds 5 3/4s,
               2032                                                   6,661,757
EUR  7,110,000 Germany (Federal Republic of) bonds
               Ser. 97, 6s, 2007                                      8,953,993
CHF  1,900,000 Italy (Republic of) unsub. notes
               Ser. 11, Tranche 1, 3 1/8s, 2010                       1,466,629
EUR    899,892 Italy Buoni Poliennali Del Tesoro
               bonds Ser. CPI, 1.65s, 2008 (Italy)                    1,046,677
NZD  2,130,000 New Zealand (Government of) bonds
               8s, 2006                                               1,383,674
NZD  1,380,000 New Zealand (Government of) bonds
               6 1/2s, 2013                                             865,114
NZD  8,160,000 New Zealand (Government of) bonds
               6s, 2011                                               4,960,138
NZD  6,085,000 Ontario (Province of) unsub. 5 3/4s,
               2008 (Canada)                                          3,653,994
EUR  2,693,000 Portugal Obrigacoes do Tesouro notes
               4 3/8s, 2014 (Portugal)                                3,106,598
USD    500,000 Quebec (Province of) notes 5s, 2009
               (Canada)                                                 526,351
SEK  3,585,000 Sweden (Government of) bonds 6 3/4s,
               2014                                                     526,059
SEK  7,760,000 Sweden (Government of) bonds Ser.
               3101, 4s, 2008                                         1,211,536
GBP  9,135,000 United Kingdom treasury bonds
               7 1/2s, 2006                                          16,702,523
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $68,064,765)                             $72,814,736

Corporate bonds and notes (29.7%) (a)
Principal amount                                                          Value

Basic Materials (1.6%)
-------------------------------------------------------------------------------
USD    185,000 Abitibi-Consolidated, Inc. company
               guaranty 6.95s, 2006 (Canada)                           $190,718
USD     95,000 Avery Dennison Corp. notes 4 7/8s,
               2013                                                      94,126
EUR    247,000 Clondalkin Industries PLC company
               guaranty 10 5/8s, 2010 (Ireland)                         312,926
USD    220,000 Dow Chemical Co. (The) notes 5 3/4s,
               2009                                                     230,588
EUR     95,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                            96,616
EUR    130,000 Ineos Group Holdings PLC sr. notes
               10 1/2s, 2010 (United Kingdom)                           169,911
EUR    105,000 Ispat Europe Group SA bonds 11 7/8s,
               2011 (Luxembourg)                                        122,591
EUR    225,000 Kappa Beheer B.V. company guaranty
               stepped-coupon Ser. EUR, zero %
               (12s, 7/31/04), 2009 (Netherlands)
               (STP)                                                    262,171
NLG    505,000 Koninklijke Hoogovens unsub. 5 5/8s,
               2008 (Netherlands)                                       253,567
EUR    135,000 Kronos International, Inc. bonds
               8 7/8s, 2009 (Denmark)                                   162,795
EUR    130,000 Lucite International Finance bonds
               10 1/4s, 2010 (United Kingdom)                           164,698
EUR     55,000 MDP Acquisitions PLC sr. notes
               10 1/8s, 2012 (Ireland)                                   69,648
USD    110,000 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                            126,500
EUR    100,000 Messer Griesheim Holdings AG sr.
               notes 10 3/8s, 2011 (Germany)                            132,502
EUR     90,000 Nalco Co. sr. notes Ser. REGS,
               7 3/4s, 2011                                             107,745
EUR    295,000 Nalco Co. sr. sub. notes Ser. REGS,
               9s, 2013                                                 353,165
EUR     50,000 Rhodia SA sr. notes Ser. REGS, 8s,
               2010 (France)                                             54,047
EUR    125,000 Rhodia SA unsub. Ser. EMTN, 6 1/4s,
               2005 (France)                                            138,386
USD     75,000 Solutia, Inc. company guaranty
               11 1/4s, 2009                                             66,750
USD    115,000 Solutia, Inc. debs. 6.72s, 2037                           96,600
                                                                 --------------
                                                                      3,206,050

Capital Goods (1.4%)
-------------------------------------------------------------------------------
EUR    135,000 ABB International Finance, Ltd.
               bonds 9 1/2s, 2008 (Switzerland)                         179,663
EUR    200,000 Alstom bonds 5 5/8s, 2004 (France)                       228,973
EUR     60,000 Ardagh Glass Finance B.V. company
               guaranty Ser. REGS, 8 7/8s,
               2013 (Guernsey)                                           73,574
EUR    155,000 ASPropulsion Capital B.V. sr. notes
               Ser. REGS, 9 5/8s,
               2013 (Netherlands)                                       190,516
USD    145,000 Ball Corp. sr. notes 6 7/8s, 2012                        151,163
EUR    100,000 Britax Group, PLC sr. notes 11 1/4s,
               2011 (United Kingdom)                                    117,392
EUR    145,000 BSN Financing Co. SA company
               guaranty Ser. EUR, 10 1/4s,
               2009 (Luxembourg)                                        178,224
USD    190,000 Buhrmann US, Inc. company guaranty
               12 1/4s, 2009                                            210,900
EUR    235,000 Crown Holdings bonds 10 1/4s, 2011
               (France)                                                 299,089
EUR    110,000 Eco-Bat Finance, Ltd. eurobonds
               10 1/8s, 2013 (United Kingdom)                           126,574
USD     90,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                                 104,850
EUR    150,000 Flender Holdings sr. notes
               Ser. REGS, 11s, 2010 (Germany)                           189,600
EUR     45,000 Flowserve Finance BV company
               guaranty 12 1/4s, 2010 (Netherlands)                      59,103
DEM     65,000 Impress Metal Packaging Holding NV
               sr. sub. notes 9 7/8s,
               2007 (Netherlands)                                        34,186
USD     80,000 Invensys, PLC sr. unsub. Ser. REGS,
               6 1/2s, 2010 (United Kingdom)                             77,200
USD    110,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                                 115,500
GBP     65,000 Luxfer Holdings PLC sr. notes
               Ser. RG, 10 1/8s, 2009 (United
               Kingdom)                                                  87,577
EUR    120,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                   149,727
USD    185,000 Waste Management, Inc. company
               guaranty 6 3/8s, 2012                                    201,772
                                                                 --------------
                                                                      2,775,583

Communication Services (2.6%)
-------------------------------------------------------------------------------
USD    100,000 Ameritech Capital Funding company
               guaranty 6 1/4s, 2009                                    109,441
USD     95,000 AT&T Corp. sr. notes 8s, 2031                            107,726
USD    125,000 AT&T Corp. sr. notes 7.8s, 2011                          141,659
USD     60,000 AT&T Wireless Services, Inc. sr.
               notes 8 3/4s, 2031                                        72,153
USD    115,000 AT&T Wireless Services, Inc. sr.
               notes 7 7/8s, 2011                                       131,408
USD    245,000 British Telecommunications PLC bonds
               8 7/8s, 2030 (United Kingdom)                            315,461
USD    135,000 British Telecommunications PLC notes
               8 3/8s, 2010 (United Kingdom)                            163,414
USD    180,000 Cingular Wireless, LLC sr. notes
               5 5/8s, 2006                                             194,099
EUR    100,000 Colt Telecommunications Group PLC
               sr. notes 7 5/8s, 2009 (United
               Kingdom)                                                 108,675
DEM    150,000 Colt Telecommunications Group PLC
               sr. notes 7 5/8s, 2008 (United
               Kingdom)                                                  83,347
DEM     85,000 Colt Telecommunications Group PLC
               sr. notes Ser. DBC, 8 7/8s,
               2007 (United Kingdom)                                     49,503
USD     90,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                        98,550
USD    105,000 Crown Castle International Corp. sr.
               notes 9s, 2011                                           111,038
USD    400,000 Deutsche Telekom International
               Finance BV bonds 8s, 2010
               (Netherlands)                                            481,404
EUR    160,000 Eircom Funding company guaranty
               Ser. REGS, 8 1/4s, 2013 (Ireland)                        200,845
USD    130,000 Energis PLC sr. notes 9 3/4s, 2009
               (United Kingdom) (In default) (NON)                        3,900
USD    100,000 France Telecom notes 10s, 2031
               (France)                                                 131,982
USD    160,000 France Telecom notes 7 3/4s, 2011
               (France)                                                 193,027
USD     40,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8s, 2010 (Netherlands)                       47,674
USD     75,000 Level 3 Communications, Inc. sr.
               notes 9 1/8s, 2008                                        68,063
USD    410,000 PTC International Finance II SA
               company guaranty 11 1/4s,
               2009 (Luxembourg)                                        448,950
USD    130,000 Sprint Capital Corp. company
               guaranty 8 3/4s, 2032                                    147,864
USD    140,000 Sprint Capital Corp. company
               guaranty 6 7/8s, 2028                                    131,750
USD    250,000 Telecom Italia Capital 144A company
               guaranty 5 1/4s, 2013 (Luxembourg)                       249,355
USD    150,000 Telefonica Europe BV company
               guaranty 7 3/4s, 2010 (Netherlands)                      177,017
USD    170,000 Telus Corp. notes 7 1/2s, 2007
               (Canada)                                                 188,797
EUR    170,000 Valentia Telecommunications, Ltd.
               company guaranty Ser. REGS,  7 1/4s,
               2013 (Ireland)                                           206,483
USD    535,000 Verizon Global Funding Corp. notes
               7 1/4s, 2010                                             611,004
USD     45,000 Verizon Wireless, Inc. notes 5 3/8s,
               2006                                                      48,071
USD     80,000 Vodafone Group PLC notes 7 7/8s,
               2030 (United Kingdom)                                     96,128
                                                                 --------------
                                                                      5,118,788

Conglomerates (0.2%)
-------------------------------------------------------------------------------
EUR     90,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                       95,738
EUR     95,000 Tyco International Group SA company
               guaranty 6 3/8s,  2006 (Luxembourg)                      100,581
EUR    205,000 Tyco International Group SA company
               guaranty Ser. EMTN,  5 1/2s, 2008
               (Luxembourg)                                             239,701
                                                                 --------------
                                                                        436,020

Consumer Cyclicals (2.1%)
-------------------------------------------------------------------------------
EUR    285,000 CB Bus AB sr. sub. notes 11s, 2010
               (Sweden)                                                 271,630
USD     95,000 Cendant Corp. sr. notes 7 3/8s, 2013                     108,531
USD    170,000 DaimlerChrysler NA Holding Corp.
               company guaranty 7.2s, 2009                              184,646
USD    105,000 DaimlerChrysler NA Holding Corp.
               company guaranty  Ser. D, 3.4s, 2004                     106,536
EUR    125,000 Dana Corp. notes 9s, 2011                                156,184
USD    125,000 Deluxe Corp. notes 5s, 2012                              126,374
DEM      6,050 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                              198
USD    165,000 Federated Department Stores, Inc.
               sr. notes 8 1/2s, 2010                                   202,733
USD    165,000 Ford Motor Co. debs. 9.98s, 2047                         179,610
USD    130,000 Ford Motor Co. notes 7.45s, 2031                         116,779
USD    360,000 Ford Motor Credit Corp. notes
               7 7/8s, 2010                                             376,617
EUR    300,000 Independent News Finance PLC company
               guaranty 5 3/4s, 2009 (Jersey)                           326,025
USD    160,000 International Game Technology sr.
               notes 8 3/8s, 2009                                       190,939
EUR    100,000 Kaufman & Broad SA Ser. REGS,
               8 3/4s, 2009 (France)                                    125,761
USD    215,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                              247,788
USD    115,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                             95,450
USD     90,000 Masco Corp. notes 6 3/4s, 2006                            98,525
USD    150,000 Samsonite Corp. sr. sub. notes
               10 3/4s, 2008                                            157,500
USD    105,000 Sealy Mattress Co. sr. sub. notes
               Ser. B, 9 7/8s, 2007                                     108,150
EUR    160,000 Sola International, Inc. sr. notes
               Ser. EUR, 11s, 2008                                      204,565
EUR    205,000 Teksid Aluminum company guaranty
               Ser. REGS,  11 3/8s, 2011
               (Luxembourg)                                             241,846
EUR    155,000 TRW Automotive, Inc. sr. notes
               Ser. REGS, 10 1/8s, 2013                                 202,136
USD    263,000 Yell Finance BV sr. disc. notes
               stepped-coupon zero %  (13 1/2s,
               8/1/06), 2011 (Netherlands) (STP)                        239,330
USD    136,000 Yell Finance BV sr. notes 10 3/4s,
               2011 (Netherlands)                                       157,420
                                                                 --------------
                                                                      4,225,273

Consumer Staples (2.4%)
-------------------------------------------------------------------------------
EUR    125,000 Ahold Finance USA company guaranty
               Ser. EMTN, 5 7/8s, 2012                                  138,314
EUR    120,000 Albert Heijn BV company guaranty
               5 7/8s, 2007 (Netherlands)                                63,133
NLG    165,000 Albert Heijn BV company guaranty
               5 7/8s, 2007 (Netherlands)                                86,808
USD    195,000 AOL Time Warner, Inc. notes 5 5/8s,
               2005                                                     204,647
USD    340,000 AT&T Broadband Corp. company
               guaranty 8 3/8s, 2013                                    410,991
USD    340,000 Comcast Corp. company guaranty
               5.85s, 2010                                              361,336
USD    280,000 Cox Enterprises, Inc. 144A notes 8s,
               2007                                                     318,388
USD     77,859 CVS Corp. 144A pass-through
               certificates 6.117s, 2013                                 81,572
USD    230,000 Echostar DBS Corp. 144A sr. notes
               5 3/4s, 2008                                             229,138
GBP     80,000 EMI Group eurobonds 9 3/4s, 2008
               (United Kingdom)                                         139,689
USD    105,000 Johnson (SC) & Son, Inc. 144A bonds
               5 3/4s, 2033                                              99,455
USD    185,000 Liberty Media Corp. debs. 8 1/2s,
               2029                                                     215,005
USD    120,000 Miller Brewing Co. 144A notes
               5 1/2s, 2013                                             119,172
USD    250,000 News America Holdings, Inc. company
               guaranty 9 1/4s, 2013                                    321,940
USD    130,000 News America Holdings, Inc. company
               guaranty 7 3/8s, 2008                                    148,207
USD     40,000 News America, Inc. company guaranty
               4 3/4s, 2010                                              40,568
EUR    100,000 ONO Finance PLC sr. notes 14s, 2010
               (United Kingdom)                                         105,769
USD    150,000 Premier International Foods PLC sr.
               notes 12s, 2009 (United Kingdom)                         165,375
GBP    150,000 RHM Finance, Ltd. bonds
               stepped-coupon Ser. B1, 11 1/2s
               (17 1/4s, 2/28/11), 2011 (Cayman
               Islands) (STP)                                           226,536
USD    190,000 Rogers Cable, Inc. sec. notes
               6 1/4s, 2013 (Canada)                                    190,000
USD     65,000 Sbarro, Inc. company guaranty 11s,
               2009                                                      56,306
USD    145,000 Time Warner, Inc. notes 8.18s, 2007                      167,323
USD    425,000 TM Group Holdings sr. notes 11s,
               2008 (United Kingdom)                                    448,375
USD     55,000 Tyson Foods, Inc. notes 7 1/4s, 2006                      60,743
EUR    220,000 United Biscuits Finance company
               guaranty 10 5/8s, 2011 (United
               Kingdom)                                                 286,391
EUR    155,000 Vivendi Universal SA sr. notes
               Ser. REGS, 9 1/2s, 2010 (France)                         210,062
                                                                 --------------
                                                                      4,895,243

Energy (0.3%)
-------------------------------------------------------------------------------
USD    105,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                    100,800
USD    215,000 Petro Geo-Services. bonds 6 1/4s,
               2003 (Norway) (In default) (NON)                         167,700
USD     50,000 Petro Geo-Services. notes 7 1/2s,
               2007 (Norway) (In default) (NON)                          39,000
EUR    115,000 Preem Holdings AB sec. notes
               10 5/8s, 2011 (Sweden)                                   126,246
USD    170,000 Transocean Sedco Forex, Inc. notes
               6 5/8s, 2011                                             188,179
                                                                 --------------
                                                                        621,925

Financial (13.4%)
-------------------------------------------------------------------------------
USD    170,000 American General Corp. notes 7 1/2s,
               2010                                                     202,531
USD    740,000 ASIF Global Financing 144A notes
               3.85s, 2007                                              751,436
USD    120,000 AXA Financial, Inc. sr. notes
               7 3/4s, 2010                                             141,599
EUR  4,500,000 Bank Nederlandse Gemeenten notes
               4 5/8s, 2012 (Netherlands)                             5,311,420
USD     35,000 Bank of New York Co., Inc. (The) sr.
               sub. notes FRN 3.4s, 2013                                 34,239
USD    245,000 Barclays Bank PLC 144A FRN 6.86s,
               2049 (United Kingdom)                                    264,270
EUR  1,500,000 Bayerische Landesbank bonds Ser. 5,
               5 1/4s, 2009 (Germany)                                 1,861,133
USD     35,000 Bear Stearns Cos., Inc. (The) notes
               3s, 2006                                                  35,446
USD     95,000 CIT Group, Inc. sr. notes 5 1/2s,
               2007                                                     101,658
USD    270,000 CIT Group, Inc. sr. notes Ser. MTN,
               6 7/8s, 2009                                             303,772
USD    630,000 Citigroup, Inc. sub. notes 7 1/4s,
               2010                                                     732,938
EUR  9,300,000 Depfa ACS Bank sr. sec. public loan
               notes 3 1/4s, 2008 (Ireland)                          10,614,821
USD    120,000 Executive Risk Capital Trust company
               guaranty Class B, 8.675s, 2027                           134,778
USD    325,000 First Chicago NBD Corp. sub. notes
               6 3/8s, 2009                                             367,696
USD    185,000 General Electric Capital Corp.
               company guaranty 7 7/8s, 2006                            212,133
USD     50,000 General Electric Capital Corp. notes
               Ser. A, 6 3/4s, 2032                                      55,443
USD    335,000 General Electric Capital Corp. notes
               Ser. A, 3.667s, 2006                                     335,506
USD    120,000 Goldman Sachs Group, Inc. (The)
               notes 6 1/8s, 2033                                       119,390
USD     95,000 Goldman Sachs Group, Inc. (The)
               notes 4 3/4s, 2013                                        91,780
USD    125,000 Household Finance Corp. notes
               6 3/8s, 2012                                             136,173
USD     80,000 HSBC Capital Funding LP 144A bank
               guaranty FRN 9.54s, 2049 (Jersey)                        101,338
USD    175,000 John Hancock Financial Services,
               Inc. sr. notes 5 5/8s, 2008                              188,639
EUR    105,000 Jones Lang LaSalle Finance company
               guaranty 9s, 2007 (Netherlands)                          129,974
USD    270,000 JPMorgan Chase & Co. sr. notes
               3 5/8s, 2008                                             269,519
USD    255,000 JPMorgan Chase & Co. sub. notes
               5 3/4s, 2013                                             267,650
USD    475,000 Lehman Brothers Holdings, Inc. notes
               4s, 2008                                                 481,907
USD     70,000 Liberty Mutual Insurance 144A notes
               7.697s, 2097                                              59,597
USD    150,000 Merrill Lynch & Co., Inc. notes
               Ser. B, 7.08s, 2005                                      163,326
USD     90,000 Metlife, Inc. debs. 3.911s, 2005                          92,942
USD     90,000 National Westminster Bank sub. notes
               7 3/8s, 2009 (United Kingdom)                            104,754
USD     35,000 Nationwide Financial Services, Inc.
               notes 5 5/8s, 2015                                        35,377
USD     60,000 Nationwide Mutual Insurance Co. 144A
               notes 8 1/4s, 2031                                        70,831
EUR  1,500,000 Norddeutsche Landesbank Girozentrale
               bonds Ser. 7, 5 3/4s, 2010 (Germany)                   1,916,923
USD    115,000 Principal Life Global Funding I 144A
               sec. notes 5 1/4s, 2013                                  115,909
USD     60,000 Prudential Financial, Inc. notes
               Ser. MTNB, 4 1/2s, 2013                                   57,186
DKK  7,000,000 Realkredit Danmark A/S mtge. Ser.
               23D, 5s, 2035 (Denmark)                                1,039,166
USD     85,000 State Street Capital Trust II FRN
               1.68s, 2008                                               85,105
USD     40,000 Travelers Property Casualty Corp.
               sr. notes 3 3/4s, 2008                                    40,029
USD    120,000 Westpac Capital Trust III 144A sub.
               notes FRN 5.81s, 2013                                    123,347
                                                                 --------------
                                                                     27,151,681

Government (2.1%)
-------------------------------------------------------------------------------
CHF    700,000 European Investment Bank
               supranational bank bonds 3 1/2s,
               2014 (Supra-Nation)                                      554,757
NZD  2,870,000 International Finance Corp. notes
               Ser. EMTN, 6 3/4s,
               2009 (Supra-Nation)                                    1,787,732
CHF  2,375,000 Oester Postspark Bawag foreign
               government guaranty Ser. EMTN,
               3 1/4s, 2011 (Austria)                                 1,849,298
                                                                 --------------
                                                                      4,191,787

Health Care (0.6%)
-------------------------------------------------------------------------------
USD    190,000 American Home Products Corp. notes
               7.9s, 2005                                               204,195
USD     15,000 American Home Products Corp. notes
               6.7s, 2011                                                16,858
USD     75,000 Bayer Corp. 144A FRB 6.2s, 2008                           80,781
EUR    300,000 Fresenius Medical eurobonds 7 3/8s,
               2011                                                     358,976
USD     70,000 HCA, Inc. notes 6 1/4s, 2013                              69,217
USD    100,000 HCA, Inc. sr. notes 7 7/8s, 2011                         110,139
EUR    120,000 NYCO Holdings 2, ApS sr. notes
               Ser. REGS, 11 1/2s, 2013 (Denmark)                       147,635
DEM    500,000 Sirona Dental Systems sr. unsub.
               notes Ser. REGS, 9 1/8s,
               2008 (Luxembourg)                                        304,120
                                                                 --------------
                                                                      1,291,921

Technology (0.4%)
-------------------------------------------------------------------------------
USD    130,000 Electronic Data Systems Corp. 144A
               notes 6s, 2013                                           121,786
USD     50,000 Fiserv, Inc. notes 4s, 2008                               49,697
USD    170,000 IBM Canada Credit 144A company
               guaranty 3 3/4s, 2007 (Canada)                           170,243
USD     75,000 Motorola, Inc. notes 7 5/8s, 2010                         84,412
USD    295,000 Xerox Corp. sr. notes 7 5/8s, 2013                       300,900
                                                                 --------------
                                                                        727,038

Transportation (0.5%)
-------------------------------------------------------------------------------
EUR    260,000 CHC Helicopter Corp. company
               guaranty 11 3/4s, 2007 (Canada)                          328,338
USD    100,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 02-1, 6.417s, 2012                     104,347
EUR    145,000 Fixed-Link Finance BV sec. notes
               Ser. B2-X, 7.85s, 2009 (Netherlands)                     111,232
GBP    115,000 Fixed-Link Finance BV sec. notes FRN
               Ser. A1-X, 7 1/2, 2009 (Netherlands)                     159,042
USD    295,000 Union Pacific Corp. notes 6 5/8s,
               2008                                                     326,928
                                                                 --------------
                                                                      1,029,887

Utilities & Power (2.1%)
-------------------------------------------------------------------------------
USD     40,000 AEP Texas Central Co. sr. notes
               Ser. D, 5 1/2s, 2013                                      40,343
GBP    100,000 British Energy bonds 6.077s, 2006
               (United Kingdom)                                         161,206
USD    200,000 Calpine Corp. sr. notes 7 7/8s, 2008                     141,000
USD     50,000 CenterPoint Energy Resources Corp.
               debs. 8.9s, 2006                                          56,927
USD    480,000 CenterPoint Energy, Inc. 144A notes
               7 1/4s, 2010                                             514,369
USD    310,000 Consumers Energy Co. 144A 1st. mtge.
               5 3/8s, 2013                                             307,653
USD     90,000 Duke Capital Corp. sr. notes Ser. A,
               6 1/4s, 2005                                              94,007
USD    120,000 Duke Energy Field Services, LLC
               notes 7 7/8s, 2010                                       140,214
USD     80,000 El Paso Production Holding Co.
               company guaranty Ser. REGS,  7 3/4s,
               2013                                                      76,800
USD     85,000 Enterprise Capital Trust II company
               guaranty FRN Ser. B, 2.36s, 2028                          69,065
USD     70,000 Exelon Generation Co., LLC sr. notes
               6.95s, 2011                                               78,075
USD     65,000 Florida Power Corp. 1st mtge. 4.8s,
               2013                                                      63,941
USD    120,000 Georgia Power Co. sr. notes Ser. G,
               6.2s, 2006                                               130,336
USD     80,000 KeySpan Corp. notes 7 5/8s, 2010                          95,173
USD     40,000 National Fuel Gas Co. notes 5 1/4s,
               2013                                                      39,552
USD    215,000 National Rural Utilities Cooperative
               Finance Corp.  coll. trust 6s, 2006                      232,801
USD     50,000 National Rural Utilities Cooperative
               Finance Corp.  coll. trust 3 7/8s,
               2008                                                      50,500
USD     35,000 National Rural Utilities Cooperative
               Finance Corp.  coll. trust 3s, 2006                       35,437
USD    185,000 NiSource Finance Corp. company
               guaranty 7 1/2s, 2003                                    185,299
USD     85,000 Northern States Power Co. mtge.
               Ser. B, 8s, 2012                                         103,450
USD    215,000 Oncor Electric Delivery Co. sec.
               notes 6 3/8s, 2012                                       235,557
USD     40,000 Panhandle Eastern Pipe Line 144A
               notes 4.8s, 2008                                          40,853
USD    100,000 PP&L Capital Funding, Inc. company
               guaranty Ser. D, 8 3/8s, 2007                            113,684
USD     50,000 Progress Energy, Inc. sr. notes
               6 3/4s, 2006                                              54,410
USD    170,000 Public Service Electric & Gas Co.
               1st mtge. FRN 6 3/8s, 2008                               185,877
USD    150,000 Public Services Co. of Colorado sr.
               notes Ser. A, 6 7/8s, 2009                               168,589
USD    130,000 Sempra Energy notes 7.95s, 2010                          152,246
EUR    505,000 Veolia Environnement sr. unsub.
               Ser. EMTN, 5 3/8s, 2018 (France)                         565,749
USD    100,000 Virginia Electric & Power Co. sr.
               notes 4 3/4s, 2013                                        97,906
USD    141,161 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                     98,813
                                                                 --------------
                                                                      4,329,832
                                                                 --------------
               Total Corporate bonds and notes
               (cost $57,451,569)                                   $60,001,028

U.S. government and agency obligations (8.6%) (a)
Principal amount                                                          Value

U.S. Government and Agency Mortgage Obligations (8.6%)
-------------------------------------------------------------------------------
               Federal National Mortgage
               Association  Pass-Through
               Certificates
      $851,236 6 1/2s, August 1, 2032                                  $884,473
     1,923,000 6 1/2s, TBA, November 1, 2033                          1,997,516
     4,499,000 5s, TBA, November 1, 2033                              4,437,139
     8,735,000 5s, TBA, November 1, 2017                              8,871,484
     1,319,070 Government National Mortgage
               Association Pass-Through
               Certificates
               5s, with due dates from August 15,
               2033 to September 15, 2033                             1,305,070
                                                                 --------------
               Total U.S. government and agency
               obligations (cost $17,427,878)                       $17,495,682

Asset-backed securities (7.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $118,252 ABSC Nims Trust 144A Ser. 03-HE5,
               Class A, 7s, 2033                                       $115,592
               Ameriquest Mortgage Securities, Inc.
        35,000 FRN Ser. 02-4, Class M4, 4.87s, 2033                      30,118
       126,000 FRN Ser. 02-C, Class M2, 3.47s, 2032                     107,149
       258,000 FRN Ser. 03-1, Class M4, 4.2s, 2033                      216,534
        55,000 FRN Ser. 03-AR3, Class M5, 4.87s,
               2033                                                      52,183
       253,000 FRN Ser. 03-2, Class M4, 4.2s, 2033                      211,742
               Amortizing Residential Collateral
               Trust
     2,067,818 Ser. 02-BC1, Class A, Interest Only
               (IO), 6s, 2005                                            69,281
     1,724,545 Ser. 02-BC3, Class A, IO, 6s, 2005                        72,162
     1,813,636 Ser. 02-BC4, Class A, IO, 6s, 2004                        46,907
     1,619,545 Ser. 02-BC6, Class A, IO, 6s, 2004                        57,791
       122,000 FRN Ser. 02-BC7, Class B3, 3.12s,
               2032                                                     106,464
       145,745 AQ Finance NIM Trust Ser. 03-N1,
               Class NOTE, 9.37s, 2033                                  145,741
               AQ Finance NIM Trust 144A
       270,517 Ser. 03-N2, Class NOTE, 9.3s, 2033                       270,517
        95,329 Ser. 03-N9A, Class NOTE, 7.385s,
               2033                                                      95,329
        43,173 Arc Net Interest Margin Trust Ser.
               02-5A, Class A, 7 3/4s, 2032                              42,896
        60,000 Argent Securities, Inc. FRB Ser.
               03-W1, Class MV6, 4.87s, 2033                             47,648
               Asset Backed Funding Certificates
        20,086 Ser. 02-NC1, Class N1, 8.84s, 2032                        20,035
       137,000 FRB Ser. 03-WF1, Class M3, 4.17s,
               2032                                                     137,000
        42,000 FRB Ser. 03-WF1, Class M4, 4.37s,
               2032                                                      38,566
               Asset Backed Securities Corp. Home
               Equity Loan Trust
        47,000 FRB Ser. 03-HE5, Class M5, 5.37s,
               2033                                                      40,655
        98,000 FRN Ser. 02-HE2, Class M2, 2 1/4s,
               2032                                                      96,163
       116,000 FRN Ser. 03-HE1, Class M4, 5.62s,
               2033                                                     101,698
       122,000 FRN Ser. 03-HE3, Class M5, 5.12s,
               2033                                                     104,461
       246,000 FRN Ser. 03-HE2, Class M4, 4.97s,
               2033                                                     237,047
       376,000 Bank One Issuance Trust FRN Ser.
               02-C1, Class C1, 2.08s, 2009                             373,753
               Bayview Financial Acquisition Trust
       205,000 Ser. 02-CA, Class A, IO, 5.7s, 2004                        8,841
     9,807,644 Ser. 03-X, Class A, IO, 1.36s, 2006                      162,439
       250,000 Capital One Multi-Asset Execution
               Trust FRB Ser. 02-C1, Class
               C1, 3.87s, 2010                                          253,200
               CDC Mortgage Capital Trust
     1,042,416 Ser. 02-HE2, Class A, IO, 5 1/4s,
               2005                                                      57,170
       121,000 FRN Ser. 02-HE3, Class B2, 5.12s,
               2033                                                     105,357
       125,000 FRN Ser. 03-HE1, Class B2, 4.87s,
               2033                                                     106,407
       390,000 Chase Credit Card Master Trust FRB
               Ser. 02-2, Class C, 2.02s, 2007                          390,000
        20,527 Chase Funding Net Interest Margin
               Ser. 02-2, 8 1/2s, 2035                                   20,476
               Chase Funding Net Interest Margin
               144A
        20,626 Ser. 02-3, Class NOTE, 8 1/2s, 2035                       20,625
        90,179 Ser. 03-1A, 8 3/4s, 2004                                  90,066
       206,684 Ser. 03-2A, Class NOTE, 8 3/4s, 2035                     206,684
               Conseco Finance
       881,833 Ser. 02-C, Class AF, IO, 7 1/2s,
               2032                                                      72,327
       520,714 Ser. 02-C, Class AV, IO, 7 1/2s,
               2032                                                      42,378
               Conseco Finance Securitizations Corp.
       423,000 Ser. 00-2, Class A4, 8.48s, 2021                         438,262
       534,333 Ser. 02-2, Class A, IO, 8 1/2s, 2010                     164,140
       106,000 CS First Boston Mortgage Securities
               Corp.                                                    104,563
               FRN Ser. 02-1, Class M2, 2.52s, 2032
               First Franklin Mortgage Loan Asset
               Backed Certificates
       115,000 Ser. 03-FF3, 4.12s, 2033                                 107,729
        89,000 FRB Ser. 03-FF4, Class M6, 4.92s,
               2033                                                      80,962
               Granite Mortgages PLC
EUR    455,000 Ser. 03-2, Class 2C1, 5.2s, 2010
               (United Kingdom)                                         520,914
GBP    340,000 FRN Ser. 03-2, Class 3C, 5.32s, 2043
               (United Kingdom)                                         576,946
    $1,275,000 Green Tree Financial Corp. Ser.
               99-5, Class A5, 7.86s, 2030                            1,121,263
       437,159 Greenpoint Manufactured Housing Ser.
               00-3, Class IA, 8.45s, 2031                              377,793
        67,000 GSAMP Trust FRB Ser. 03-FM1, Class
               B3, 5.62s, 2033                                           59,798
        87,268 GSAMP Trust 144A Ser. 03-HE1N, Class
               NOTE, 7 1/4s, 2033                                        87,214
               Home Equity Asset Trust
        23,893 Ser. 02-1N, Class A, 8s, 2032                             23,595
       121,000 FRN Ser. 02-3, Class B2, 4.37s, 2033                     110,277
               Home Equity Asset Trust 144A
       216,201 Ser. 02-5N, Class A, 8s, 2033                            211,877
        72,449 Ser. 03-4N, Class A, 8s, 2033                             71,971
       300,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL,
               3.87s, 2037 (Cayman Islands)                             277,530
               Long Beach Asset Holdings Corp. NIM
               Trust 144A
       170,557 Ser. 03-2, Class N1, 7.627s, 2033                        170,450
        83,478 Ser. 03-4, Class N1, 6.535s, 2033                         83,452
               Long Beach Mortgage Loan Trust
     2,430,000 Ser. 03-1, Class S2, IO, 4s, 2004                         79,932
       133,000 FRN Ser. 03-3, Class M4, 4.62s, 2033                     109,060
               Mastr Asset Backed Securities Trust
        65,000 FRB Ser. 03-OPT1, Class MV5, 4.62s,
               2032                                                      57,939
        43,000 FRB Ser. 03-WMC2, Class M6, 5.12s,
               2033                                                      36,911
       168,000 FRN Ser. 03-OPT2, Class M5, 4.87s,
               2033                                                     149,028
       216,000 Merrill Lynch Mortgage Investors,
               Inc. FRB Ser. 03-WMC1, Class
               B2, 4.12s, 2033                                          201,083
               Morgan Stanley ABS Capital I
       107,000 FRB Ser. 02-NC6, Class B2, 4.87s,
               2032                                                      93,329
        54,000 FRB Ser. 03-HE2, Class B3, 5.12s,
               2033                                                      46,082
       129,000 FRN Ser. 03-NC6, Class B3, 4.87s,
               2033                                                     108,752
               Morgan Stanley Dean Witter Capital I
       111,000 FRN Ser. 01-NC3, Class B1, 3.57s,
               2031                                                     102,167
     1,200,000 FRN Ser. 03-NC3, Class B3, 4.87s,
               2033                                                   1,035,992
       109,000 FRN Ser. 01-NC4, Class B1, 3.62s,
               2032                                                      99,153
       130,000 FRN Ser. 02-AM2, Class B1, 3.37s,
               2032                                                     116,346
       119,000 FRN Ser. 02-AM3, Class B2, 4.87s,
               2033                                                     105,405
       107,000 FRN Ser. 02-HE1, Class B1, 2.92s,
               2032                                                     100,726
       111,000 FRN Ser. 01-AM1, Class B1, 3.32s,
               2032                                                     101,950
       124,000 FRN Ser. 03-NC1, Class B2, 4.12s,
               2032                                                     105,132
       121,000 FRN Ser. 03-NC2, Class B2, 4.87s,
               2033                                                     104,841
       122,000 FRN Ser. 02-NC5, Class B2, 4.37s,
               2032                                                     105,721
       126,000 New Century Home Equity Loan Trust
               FRN Ser. 03-2, Class M4,  4.72s,
               2033                                                     107,415
               Option One Mortgage Loan Trust
        61,000 FRN Ser. 02-6, Class M4, 4.12s, 2032                      56,516
       118,000 FRN Ser. 03-3, Class M6, 4.62s, 2033                     104,983
        53,175 Option One Mortgage Securities Corp.
               144A Ser. 03-5, 6.9s, 2033                                53,175
        66,310 Option One Mortgage Securities Corp.
               NIM Trust 144A Ser. 03-2B, Class N1,
               7.63s, 2033 (Cayman Islands)                              66,269
       170,755 Pass-Through Amortizing Credit Card
               Trust Ser. 02-1A, Class A3FL, 4.12s,
               2012                                                     170,244
     2,421,164 Residential Asset Mortgage Products,
               Inc. Ser. 02-RZ3, Class A,
               IO, 5 3/4s, 2005                                         122,571
       618,710 Residential Asset Securities Corp.
               Ser. 02-KS6, Class A, IO,  4 1/2s,
               2005                                                      21,699
       202,558 SAIL Net Interest Margin Notes Ser.
               03-BC2A, Class A, 7 3/4s, 2033                           201,970
        74,078 144A Ser. 03-8A, Class A, 7s, 2033                        73,705
               Sasco Arc Net Interest Margin Notes
               144A
       128,013 Ser. 03-3, Class A, 7 3/4s, 2033                         127,370
       177,384 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                         177,332
       207,665 Ser. 03-AM1, Class A, 7 3/4s, 2033                       206,653
               Structured Asset Investment Loan
               Trust
       291,000 Ser. 03-BC1, Class M3, 4.12s, 2033                       288,408
     4,092,553 Ser. 03-BC2, Class A, IO, 6s, 2005                       243,333
       108,000 Ser. 03-BC2, Class B, 7s, 2033                           101,801
               Structured Asset Investment Loan
               Trust
       840,000 Ser. 03-BC8, Class A, IO, 6s, 2005                        60,630
       114,000 FRN Ser. 2003-BC3, Class B, 4.62s,
               2033                                                     101,923
               Structured Asset Securities Corp.
       123,000 FRN Ser. 02-HF2, Class M3, 3.12s,
               2032                                                     104,617
       100,000 FRN Ser. 03-AM1, Class B1, 4.62s,
               2033                                                      89,141
     2,071,364 Ser. 02-HF1, Class A, IO, 6s, 2005                        69,126
       188,000 TIAA Commercial Real Estate
               Securitization Ser. 02-1A, Class
               III,  FRN, 7.6s, 2037 (Cayman
               Islands)                                                 199,280
                                                                 --------------
               Total Asset-backed securities
               (cost $14,938,428)                                   $14,569,848

Collateralized mortgage obligations (5.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Asset Securitization Corp.
      $318,300 Ser. 97-MD7, Class A1B, 7.41s, 2030                     $350,205
       598,541 Ser. 95-MD4, Class A1, 7.1s, 2029                        640,935
       375,000 Ser. 96-MD6, Class A1C, 7.04s, 2029                      407,988
     1,518,800 Bear Stearns Commercial Mortgage
               Securitization Corp. Ser.
               02-TOP8, Class X2, IO, 2.337s, 2038                      159,028
       340,000 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1,  Class A3, 6.57s,2007                       370,813
     8,047,000 CS First Boston Mortgage Securities
               Corp. 144A Ser. 01-CK1,  Class ACP,
               IO, 1.026s, 2035                                         329,424
               Fannie Mae
       479,687 Ser. 01-T10, Class A2, 7 1/2s, 2041                      522,560
       456,489 Ser. 02-T4, Class A3, 7 1/2s, 2041                       497,289
       183,571 Ser. 02-T6, Class A2, 7 1/2s, 2041                       199,978
       340,689 Ser. 01-T12, Class A2, 7 1/2s, 2041                      371,139
       550,478 Ser. 01-T7, Class A1, 7 1/2s, 2041                       599,677
        59,318 Ser. 99-T2, Class A1, 7 1/2s, 2039                        64,619
       412,458 Ser. 00-T6, Class A1, 7 1/2s, 2030                       449,322
     2,906,933 Ser. 03-22, IO, 6s, 2033                                 575,936
        44,903 Ser. 329, Class 2, IO, 5 1/2s, 2033                       10,594
     4,951,019 Ser. 03-W6, Class 11, IO, 2.269s,
               2042                                                     124,802
     3,436,368 Ser. 03-W10, Class 1, IO, 2.106s,
               2043                                                     227,659
     4,492,797 Ser. 03-W6, Class 21, IO, 1.908s,
               2042                                                      78,850
     7,791,650 Ser. 03-W8, Class 12, IO, 1.648s,
               2042                                                     397,507
    57,552,362 Ser. 02-26, IO, 0.239s, 2048                             395,672
       225,000 FFCA Secured Lending Corp. Ser.
               99-1A, Class C1, 7.59s, 2025                             182,585
     1,805,000 First Union National Bank Commercial
               Mortgage 144A Ser. 02-C1, Class II,
               IO, 1.204s, 2034                                          90,673
               Freddie Mac
        54,246 Ser. 2422, Class IB, IO, 6 1/2s,
               2028                                                         737
       621,900 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                      48,197
       490,000 GMAC Commercial Mortgage Securities,
               Inc. Ser. 97-C2, Class A2,  6.55s,
               2007                                                     511,619
               GMAC Commercial Mortgage Securities,
               Inc. 144A
       475,000 Ser. 02-C2, Class X2, IO, 1.698s,
               2038                                                      29,808
     1,425,000 Ser. 02-C1, Class X2, IO, 0.896s,
               2039                                                      66,929
GBP    427,872 Hermione (European Loan Conduit No.
               14) 144A FRB Class A,  4.32s, 2011
               (Ireland)                                                724,822
      $331,000 IStar Asset Receivables Trust Ser.
               02-1A, Class E, 2.355s, 2020                             331,199
               JP Morgan Chase Commercial
               Mortgage Securities Corp. 144A
     1,260,000 Ser. 02-C1, Class X2, IO, 1.711s,
               2037                                                      88,626
     1,612,934 Ser. 02-C2, Class X2, IO, 1.301s,
               2034                                                      83,419
       345,473 JP Morgan Commercial Mortgage
               Finance Corp. Ser. 00-C9,  Class A1,
               7.59s, 2032                                              370,623
     4,293,200 LB-UBS Commercial Mortgage Trust
               144A Ser. 02-C4,  Class XCP, IO,
               1.475s, 2035                                             300,769
       158,806 Lehman Brothers Floating Rate
               Commercial Mtg. Trust 144A  Ser.
               03-C4, Class A, 1.72s, 2015                              158,806
       263,790 Merrill Lynch Mortgage Investors,
               Inc. Ser. 99-C1, Class A1,  7.37s,
               2031                                                     281,357
     1,981,175 Merrill Lynch Mortgage Trust 144A
               Ser. 02-MW1, Class XP, IO,  1.857s,
               2034                                                     138,063
     2,589,893 Prudential Mortgage Capital Funding,
               LLC 144A IO, 0.117s, 2034                                 88,694
     1,000,000 Strategic Hotel Capital, Inc. 144A
               Ser. 03-1, Class H, 3.22s, 2013                        1,000,268
       222,027 TIAA Real Estate CDO, Ltd. Ser.
               99-1, Class A,  7.17s, 2032 (Cayman
               Islands)                                                 242,087
        56,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA, Class D3, 6.943s,
               2013                                                      59,887
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $11,853,062)                       $11,573,165

Municipal bonds and notes (0.1%) (cost $330,000) (a)
Principal amount                                     Rating (RAT)         Value
-------------------------------------------------------------------------------
      $330,000 IL State G.O. Bonds, 5.1s, 6/1/33     Aa3               $298,403

Common stocks (0.1%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       202,065 Contifinancial Corp. Liquidating
               Trust Units                                               $3,031
         1,167 Jasper Energy 144A (NON)                                      73
           113 PSF Group Holdings, Inc. 144A Class
               A (NON)                                                  198,223
           239 York Research Corp. 144A (NON)                                15
                                                                 --------------
               Total Common stocks (cost $514,218)                     $201,342

Warrants (--%) (cost $4,500) (a) (NON)               Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
           225 Versatel Telecom NV (Netherlands)     5/15/08                 $1

Short-term investments (18.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $37,444,232 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.95% to 1.15%
               and due dates ranging from November
               3, 2003 to  December 24, 2003 (d)                    $37,444,232
       680,000 U.S. Treasury Bill zero % November
               6, 2003 (SEG)                                            679,897
                                                                 --------------
               Total Short-term investments (cost $38,124,129)      $38,124,129
-------------------------------------------------------------------------------
               Total Investments (cost $208,708,549)               $215,078,334
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $202,350,160.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2003 for the security listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to this security at October 31, 2003. Ratings are not covered by the Independent auditors' report.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2003.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      G.O. Bonds represent General Obligation Bonds.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates shown at October 31, 2003.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at October 31, 2003: (as a percentage of Market Value)

            Austria                                         3.5%
            Canada                                          9.2
            Cayman Islands                                  0.5
            Denmark                                         1.4
            France                                          4.1
            Germany                                         6.1
            Ireland                                         5.7
            Italy                                           1.2
            Luxembourg                                      0.9
            Netherlands                                     3.6
            New Zealand                                     3.4
            Portugal                                        1.4
            Sweden                                          1.0
            United Kingdom                                  9.8
            United States                                  46.8
            Other                                           1.4
                                                       --------
            Total                                         100.0%

------------------------------------------------------------------------------------------------------
Forward currency contracts to buy at October 31, 2003
(aggregate face value $76,488,589)
------------------------------------------------------------------------------------------------------
                                                                                          Unrealized
                                         Market         Aggregate          Delivery      appreciation/
                                          value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollars                   $8,220,723        $7,578,924          12/17/03          $641,799
British Pounds                        2,731,447         2,696,884          12/17/03            34,563
Canadian Dollars                      3,194,054         3,167,712          12/17/03            26,342
Euro                                 14,206,953        13,547,684          12/17/03           659,269
Japanese Yen                         44,518,107        41,840,292          12/17/03         2,677,815
Korean Won                            1,606,582         1,608,791          12/17/03            (2,209)
Norwegian Krone                         905,097           843,338          12/17/03            61,759
Swedish Krona                         4,817,466         4,681,914          12/17/03           135,552
Swiss Francs                            515,191           523,050          12/17/03            (7,859)
------------------------------------------------------------------------------------------------------
                                                                                           $4,227,031
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Forward currency contracts to sell at October 31, 2003
(aggregate face value $57,426,733)
------------------------------------------------------------------------------------------------------
                                         Market         Aggregate          Delivery        Unrealized
                                          value        face value              date       depreciation
------------------------------------------------------------------------------------------------------
British Pounds                       $5,886,487        $5,484,829          12/17/03         $(401,658)
Canadian Dollars                     11,680,992        11,056,900          12/17/03          (624,092)
Danish Krone                          1,745,774         1,662,591          12/17/03           (83,183)
Euro                                 16,869,630        16,356,029          12/17/03          (513,601)
Japanese Yen                          1,088,149         1,055,605          12/17/03           (32,544)
New Zealand Dollars                  12,897,654        11,919,238          12/17/03          (978,416)
Norwegian Krone                         518,336           486,697          12/17/03           (31,639)
Swedish Krona                         3,301,307         3,040,101          12/17/03          (261,206)
Swiss Francs                          6,681,964         6,364,743          12/17/03          (317,221)
------------------------------------------------------------------------------------------------------
                                                                                          $(3,243,560)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Futures contracts outstanding at October 31, 2003
------------------------------------------------------------------------------------------------------
                                                                                          Unrealized
                                         Market         Aggregate        Expiration      appreciation/
                                          value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Euro 90 day (Long)                   $3,580,125        $3,584,501            Sep-06           $(4,376)
Euro 90 day (Long)                    3,588,000         3,593,689            Jun-06            (5,689)
Euro 90 day (Short)                   3,672,938         3,680,375            Sep-04             7,437
Euro 90 day (Short)                   3,688,125         3,693,499            Jun-04             5,374
Euro-Bobl 5 yr (Long)                 6,661,048         6,608,134            Dec-03            52,914
Euro-Bund 10 yr (Short)               9,959,749         9,872,765            Dec-03           (86,984)
Gilt 10 yr (Long)                     6,998,286         7,071,491            Dec-03           (73,205)
Japanese Government
Bond-Mini 10 yr (Long)               13,703,458        13,500,806            Dec-03           202,652
U.S. Treasury Bond
20 yr (Long)                          9,458,531         9,125,113            Dec-03           333,418
U.S. Treasury Note
5 yr (Short)                            447,250           449,233            Dec-03             1,983
U.S. Treasury Note
10 yr (Short)                        20,325,734        20,211,713            Dec-03          (114,021)
------------------------------------------------------------------------------------------------------
                                                                                             $319,503
------------------------------------------------------------------------------------------------------


Interest rate swap contracts outstanding at October 31, 2003

                                                         Notional       Termination        Unrealized
                                                           amount              date       appreciation
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital
Services, Inc. dated September 27, 2002
to receive semi-annually the notional
amount multiplied by the six month
JPY-LIBOR-BBA and pay monthly the
notional amount multiplied by 0.399%                JPY 1,135,000,000      10/1/07           $86,815
------------------------------------------------------------------------------------------------------


Credit default contracts outstanding at October 31, 2003
(premiums received $543,117)

                                                                           Notional            Market
                                                                             Amount             value
------------------------------------------------------------------------------------------------------
Agreement with JPMorgan Chase Bank effective July 3,
2002, maturing on March 28, 2007, to receive a premium
equal to 4.156% times the notional amount. For each
credit default event related to one of the 100 issues within the JECI 100 Float, 3/28/07 Bond Index, the fund makes a
payment of the proportional notional amount times the
difference between the par value and the then-market
value of the defaulted issue.                                          EUR 3,000,000           $84,383

Agreement with JPMorgan Chase Bank effective July 19,
2002, maturing on March 28, 2007, to receive a premium
equal to 4.062% times the notional amount. For each
credit default event related to one of the 100 issues within the JECI 100 Float, 3/28/07 Bond Index, the fund makes a
payment of the proportional notional amount times the
difference between the par value and the then-market
value of the defaulted issue.                                          EUR 2,000,000            56,255

Agreement with JPMorgan Chase Bank effective
September 27, 2002, maturing on March 28, 2007, to
receive a premium equal to 5.218% times the notional
amount. For each credit default event related to one of
the 100 issues within the JECI 100 Float, 3/28/07 Bond
Index, the fund makes a payment of the proportional
notional amount times the difference between the par
value and the then-market value of the defaulted issue.                EUR 3,900,000           109,698

Agreement with JPMorgan Chase Bank effective
October 8, 2002, maturing on October 2, 2007, to
receive a premium equal to 4.691% times the notional
amount. For each credit default event related to one of
the 100 issues within the JECI 100 Float, 10/02/07 Bond
Index, the fund makes a payment of the proportional
notional amount times the difference between the par
value and the then-market value of the defaulted issue.                EUR 2,850,000            43,063
------------------------------------------------------------------------------------------------------
                                                                                              $293,399
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
October 31, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$208,708,549) (Note 1)                                           $215,078,334
-------------------------------------------------------------------------------
Cash                                                                  342,747
-------------------------------------------------------------------------------
Foreign currency (cost $253,284) (Note 1)                             293,601
-------------------------------------------------------------------------------
Interest and other receivables                                      2,951,507
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                366,543
-------------------------------------------------------------------------------
Receivable for securities sold                                      2,442,741
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             4,299,382
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             601,832
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                            86,815
-------------------------------------------------------------------------------
Total assets                                                      226,463,502

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                  51,999
-------------------------------------------------------------------------------
Payable for securities purchased                                   16,514,076
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          3,143,640
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          354,397
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             74,021
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 58,844
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              584
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                 80,087
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                3,315,911
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                189,602
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $543,117) (Note 1)                                           293,399
-------------------------------------------------------------------------------
Other accrued expenses                                                 36,782
-------------------------------------------------------------------------------
Total liabilities                                                  24,113,342
-------------------------------------------------------------------------------
Net assets                                                       $202,350,160

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $242,521,965
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       10,739,737
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (58,926,992)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                   8,015,450
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $202,350,160

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($120,098,581 divided by 9,495,211 shares)                             $12.65
-------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $12.65)*                $13.28
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($41,468,782 divided by 3,288,644 shares)**                            $12.61
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($2,336,852 divided by 185,162 shares)**                               $12.62
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($38,445,945 divided by 3,056,539 shares)                              $12.58
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.58)*                $13.00
-------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended October 31, 2003

Investment income:
-------------------------------------------------------------------------------
Interest                                                           $8,965,964
-------------------------------------------------------------------------------
Dividends                                                             118,337
-------------------------------------------------------------------------------
Total investment income                                             9,084,301

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,404,668
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        467,674
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             17,402
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        8,785
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 297,953
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 392,703
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  18,570
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 201,557
-------------------------------------------------------------------------------
Other                                                                 220,193
-------------------------------------------------------------------------------
Total expenses                                                      3,029,505
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (14,114)
-------------------------------------------------------------------------------
Net expenses                                                        3,015,391
-------------------------------------------------------------------------------
Net investment income                                               6,068,910
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   16,459,025
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          627,018
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                    (2,373,418)
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)          (356,432)
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)               (255,295)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                  2,693,130
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts and credit default contracts
during the year                                                     3,700,335
-------------------------------------------------------------------------------
Net gain on investments                                            20,494,363
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $26,563,273
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended October 31
Increase in net assets                                  2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $6,068,910       $6,183,273
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     14,100,898         (431,418)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                         6,393,465        5,116,376
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        26,563,273       10,868,231
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
-------------------------------------------------------------------------------
   Class A                                        (4,340,584)      (3,643,051)
-------------------------------------------------------------------------------
   Class B                                        (1,135,513)        (707,597)
-------------------------------------------------------------------------------
   Class C                                           (54,946)         (21,828)
-------------------------------------------------------------------------------
   Class M                                        (1,367,110)      (1,900,708)
-------------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                           9,312,547       15,664,754
-------------------------------------------------------------------------------
Total increase in net assets                      28,977,667       20,259,801

Net assets
-------------------------------------------------------------------------------
Beginning of year                                173,372,493      153,112,692
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $10,739,737 and
$1,532,346, respectively)                       $202,350,160     $173,372,493
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------
Per-share                                                        Year ended October 31
operating performance                   2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.39          $10.97          $10.77          $11.91          $12.82
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .40             .46             .58             .63             .62
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.31             .43             .23           (1.12)           (.72)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.71             .89             .81            (.49)           (.10)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.45)           (.47)           (.16)             --            (.72)
-------------------------------------------------------------------------------------------------------------
From return of capital                    --              --            (.45)           (.65)           (.09)
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.45)           (.47)           (.61)           (.65)           (.81)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.65          $11.39          $10.97          $10.77          $11.91
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 15.18            8.35            7.63           (4.24)           (.85)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $120,099         $99,140         $82,093         $91,173        $132,600
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.31            1.29            1.24            1.19            1.21
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.23            4.21            5.32            5.57            5.02
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                197.79          331.06 (d)      292.73 (d)      301.44          290.27
-------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------
Per-share                                                      Year ended October 31
operating performance                   2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.36          $10.94          $10.74          $11.88          $12.79
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .30             .38             .50             .54             .55
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.30             .43             .22           (1.12)           (.74)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.60             .81             .72            (.58)           (.19)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.35)           (.39)           (.13)             --            (.64)
-------------------------------------------------------------------------------------------------------------
From return of capital                    --              --            (.39)           (.56)           (.08)
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.35)           (.39)           (.52)           (.56)           (.72)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.61          $11.36          $10.94          $10.74          $11.88
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 14.27            7.60            6.85           (4.98)          (1.58)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $41,469         $29,498         $18,123         $21,293         $30,310
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.06            2.04            1.99            1.94            1.96
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.44            3.33            4.58            4.83            4.26
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                197.79          331.06 (d)      292.73 (d)      301.44          290.27
-------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------
                                                                                                      For the
                                                                                                       period
                                                                                                      July 26,
                                                                                                      1999+ to
Per-share                                                Year ended October                          October 31
operating performance                   2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.37          $10.96          $10.75          $11.91          $12.05
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .29             .37             .49             .55             .14
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.32             .43             .24           (1.14)           (.10)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.61             .80             .73            (.59)            .04
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.36)           (.39)           (.13)             --            (.16)
-------------------------------------------------------------------------------------------------------------
From return of capital                    --              --            (.39)           (.57)           (.02)
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.36)           (.39)           (.52)           (.57)           (.18)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.62          $11.37          $10.96          $10.75          $11.91
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 14.30            7.48            6.94           (5.07)            .37*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,337          $1,048            $415            $298             $50
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.06            2.04            1.99            1.94             .53*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.35            3.22            4.52            4.93            1.29*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                197.79          331.06 (d)      292.73 (d)      301.44          290.27
-------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------
Per-share                                                    Year ended October 31
-------------------------------------------------------------------------------------------------------------
operating performance                   2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.33          $10.91          $10.72          $11.86          $12.77
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .37             .44             .57             .60             .59
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.29             .42             .20           (1.12)           (.72)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.66             .86             .77            (.52)           (.13)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.41)           (.44)           (.15)             --            (.69)
-------------------------------------------------------------------------------------------------------------
From return of capital                    --              --            (.43)           (.62)           (.09)
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.41)           (.44)           (.58)           (.62)           (.78)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.58          $11.33          $10.91          $10.72          $11.86
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 14.86            8.16            7.31           (4.49)          (1.10)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $38,446         $43,686         $52,481        $107,329        $201,429
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.56            1.54            1.49            1.44            1.46
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.02            4.02            5.18            5.31            4.76
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                197.79          331.06 (d)      292.73 (d)      301.44          290.27
-------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2003

Note 1
Significant accounting policies

Putnam Global Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of sovereign and private issuers worldwide, including supranational issuers. The fund's secondary objectives are preservation of capital and long-term total return but only to the extent that these are consistent with high current income.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The fund's portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $58,694,811 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
---------------------------------
  $24,812,950    October 31, 2006
   21,627,332    October 31, 2007
    7,903,488    October 31, 2008
    1,114,179    October 31, 2009
    3,236,862    October 31, 2010

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, interest on payment-in-kind securities and income from swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2003, the fund reclassified $10,036,634 to increase undistributed net investment income and $65,278 to decrease paid-in-capital, with an increase to accumulated net realized losses of $9,971,356.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation             $8,965,703
Unrealized depreciation             (2,611,100)
                                  ------------
Net unrealized appreciation          6,354,603
Undistributed ordinary income       11,843,200
Capital loss carryforward          (58,694,811)
Cost for federal income
tax purposes                      $208,723,731


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2003, the fund's expenses were reduced by $14,114 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $833 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $30,139 and $9,729 from the sale of class A and class M shares, respectively, and received $100,134 and $438 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter, received $714 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $312,454,043 and $301,762,688, respectively. Purchases and sales of U.S. government obligations aggregated $18,332,878 and $23,434,132, respectively.

Note 4
Capital shares

At October 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,460,793       $66,608,645
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       303,244         3,704,503
----------------------------------------------------------------
                                     5,764,037        70,313,148

Shares repurchased                  (4,971,807)      (61,209,294)
----------------------------------------------------------------
Net increase                           792,230        $9,103,854
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,226,622       $58,921,703
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       265,299         2,908,955
----------------------------------------------------------------
                                     5,491,921        61,830,658

Shares repurchased                  (4,271,642)      (47,742,878)
----------------------------------------------------------------
Net increase                         1,220,279       $14,087,780
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,532,645       $31,114,144
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        76,814           933,882
----------------------------------------------------------------
                                     2,609,459        32,048,026

Shares repurchased                  (1,918,450)      (23,471,446)
----------------------------------------------------------------
Net increase                           691,009        $8,576,580
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,662,327       $41,402,642
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        55,775           613,233
----------------------------------------------------------------
                                     3,718,102        42,015,875

Shares repurchased                  (2,776,726)      (30,819,441)
----------------------------------------------------------------
Net increase                           941,376       $11,196,434
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            244,637        $3,009,300
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,002            48,976
----------------------------------------------------------------
                                       248,639         3,058,276

Shares repurchased                    (155,598)       (1,877,649)
----------------------------------------------------------------
Net increase                            93,041        $1,180,627
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            269,900        $3,061,725
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         1,698            18,309
----------------------------------------------------------------
                                       271,598         3,080,034

Shares repurchased                    (217,386)       (2,454,930)
----------------------------------------------------------------
Net increase                            54,212          $625,104
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            447,914        $5,472,524
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,404            53,497
----------------------------------------------------------------
                                       452,318         5,526,021

Shares repurchased                  (1,252,242)      (15,074,535)
----------------------------------------------------------------
Net decrease                          (799,924)      $(9,548,514)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            725,415        $8,042,132
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,205            46,552
----------------------------------------------------------------
                                       729,620         8,088,684

Shares repurchased                  (1,681,546)      (18,333,248)
----------------------------------------------------------------
Net decrease                          (951,926)     $(10,244,564)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.



Federal tax information
(Unaudited)

The fund has designated 0.63% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of October 31, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


AN031-203409  041/220/2MW/906  12/03


Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003